News Release

Media Contact: Catherine Butler
24-Hour: 800.559.3853

Analyst Contact: Bryan Buckler
Office: 704.382.2640

Nov. 8, 2019

Duke Energy reports third quarter 2019 financial results

▪	Third quarter 2019 reported EPS of $1.82 and adjusted EPS of $1.79 with strong results across all segments

▪	Adjusted EPS growth of 7% year to date

▪	Company raises midpoint of 2019 adjusted EPS guidance; new range of $4.95 to $5.15

▪	Company reaffirms long-term earnings growth target of 4% to 6%
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced third quarter 2019 reported diluted earnings per share (EPS) of $1.82, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted diluted EPS of $1.79. This is compared to reported and adjusted diluted EPS of $1.51 and $1.65, respectively, for the third quarter of 2018.
Adjusted diluted EPS excludes the impact of certain items that are included in reported diluted EPS. The difference between third quarter 2019 reported diluted EPS and adjusted diluted EPS was due to a reduction of an impairment charge originally recorded in 2018.
Higher third quarter 2019 adjusted results were primarily driven by growth from investments at electric and gas utilities, favorable weather and lower O&M expenses. These items were partially offset by higher financing costs and lower volumes.
Based upon the results through the third quarter, the company is raising the midpoint of and narrowing its 2019 adjusted diluted earnings guidance range to $4.95 to $5.15 per share.
“We delivered strong growth across our business segments in the third quarter and continued executing our long-term strategy to build a cleaner, smarter energy future,” said Lynn Good, Duke Energy chairman, president and CEO. "We've outlined a more aggressive climate strategy, advanced important energy infrastructure projects that will enable us to provide more value for our customers and communities and reached constructive regulatory settlements with key stakeholders.

Our results give us confidence to narrow our full-year guidance, raising the midpoint into the upper half of our original range, and reaffirm our long-term growth rate of 4% to 6% through 2023 off the midpoint of our original 2019 guidance range of $5.00.”

Duke Energy News Release     2

Business segment results
In addition to the following summary of third quarter 2019 business segment performance, comprehensive tables with detailed EPS drivers for the third quarter compared to prior year are provided at the end of this news release.
The discussion below of third quarter results includes both reported segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported basis, Electric Utilities and Infrastructure recognized third quarter 2019 segment income of $1,385 million, compared to $1,167 million in the third quarter of 2018. Third quarter 2019 reported results included the reduction of an impairment charge originally recorded in 2018. This amount was treated as a special item and excluded from adjusted earnings.
On an adjusted basis, Electric Utilities and Infrastructure recognized third quarter 2019 adjusted segment income of $1,366 million, compared to $1,175 million in the third quarter of 2018, an increase of $0.25 per share, excluding share dilution of $0.03. Higher quarterly results were primarily due to contributions from base rate changes and higher rider revenues (+$0.11 per share), favorable weather (+$0.09 per share) and lower O&M expenses (+$0.07 per share).
These results were partially offset by higher depreciation and amortization on a growing asset base (-$0.03 per share) and lower volumes (-$0.03 per share).
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized third quarter 2019 segment income of $26 million. This is compared to reported and adjusted earnings of $17 million and $18 million, respectively, in the third quarter of 2018.
On an adjusted basis, this represents an increase of $0.01 per share. Higher quarterly results were driven primarily by higher earnings from midstream investments.
Commercial Renewables
On a reported and adjusted basis, Commercial Renewables recognized third quarter 2019 segment income of $40 million, compared to a reported and adjusted segment (loss)/income of $(62) million and $26 million, respectively, in the third quarter of 2018. Third quarter 2018 reported results included an impairment charge resulting from annual goodwill testing. This amount was treated as a special item and excluded from adjusted earnings.
On an adjusted basis, this represents an increase of $0.02 per share. Higher quarterly results were primarily impacted by favorable wind resource and growth from new projects.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.

Duke Energy News Release     3

On a reported and adjusted basis, Other recognized a third quarter 2019 net loss of $124 million. This is compared to a reported and adjusted net loss of $44 million and $40 million, respectively, in the third quarter of 2018.
Lower quarterly results at Other were primarily due to higher financing costs related to funding various investments (-$0.05 per share), as well as timing of income tax expense in 2019 compared to 2018 (-$0.06 per share).
Effective Tax Rate
Duke Energy's consolidated reported effective tax rate for the third quarter of 2019 was 12.4% compared to 13.7% in the third quarter of 2018. The decrease in the effective tax rate was primarily due to the amortization of excess deferred taxes. The effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items for the third quarter of 2019 was 12.2% compared to 12.9% in the third quarter of 2018. The decrease was primarily due to the amortization of excess deferred taxes.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the effective tax rate including noncontrolling interests and preferred dividends and excluding special items.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled from 10 to 11 a.m. ET today to discuss third quarter 2019 financial results and other business and financial updates. The conference call will be hosted by Lynn Good, chairman, president and chief executive officer, and Steve Young, executive vice president and chief financial officer.
The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 888.254.3590 in the United States or 323.994.2093 outside the United States. The confirmation code is 8996655. Please call in 10 to 15 minutes prior to the scheduled start time.

A replay of the conference call will be available until 1 p.m. ET, November 18, 2019, by calling 888.203.1112 in the United States or 719.457.0820 outside the United States and using the code 8996655. An audio replay and transcript will also be available by accessing the investors section of the company’s website.

Duke Energy News Release     4

Special Items and Non-GAAP Reconciliation
The following table presents a reconciliation of GAAP reported to adjusted diluted EPS for third quarter 2019 and 2018 financial results:

(In millions, except per-share amounts)	After-Tax Amount	3Q 2019 EPS	3Q 2018 EPS
Diluted EPS, as reported		$1.82	$1.51
Adjustments to reported EPS:
Third Quarter 2019
Impairment charge	(19)	(0.03)
Third Quarter 2018
Goodwill impairment charge	$91		0.12
Costs to achieve Piedmont merger	13		0.02
Impacts of the Tax Act	(3)		—
Discontinued Operations	(4)		—
Total adjustments		$(0.03)	$0.14
Diluted EPS, adjusted		$1.79	$1.65
Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted diluted EPS and effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items. Adjusted earnings and adjusted diluted EPS represent income from continuing operations attributable to Duke Energy common stockholders in dollar and per share amounts, adjusted for the dollar and per-share impact of special items. The effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items is calculated using pretax earnings and income tax expense, both as adjusted for the impact of noncontrolling interests, preferred dividends and special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management believes the presentation of these non-GAAP financial measures provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings, adjusted diluted EPS and effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items are Net Income Attributable to Duke Energy Corporation (GAAP reported earnings), Diluted EPS Attributable to Duke Energy Corporation common stockholders (GAAP reported EPS), and the reported effective tax rate, respectively.

Duke Energy News Release     5

Special items included in the periods presented include the following items, which management believes do not reflect ongoing benefits or costs:

•
Impairment Charges represents a reduction of a prior year impairment at Citrus County CC, an other-than-temporary-impairment ("OTTI") of an investment in Constitution and a Commercial Renewables goodwill impairment.

•	Costs to Achieve Piedmont Merger represents charges that resulted from the Piedmont acquisition.

•	Regulatory and Legislative Impacts represents charges related to rate case orders, settlements or other actions of regulators or legislative bodies.

•	Sale of Retired Plant represents the loss associated with selling Beckjord Generating Station (Beckjord), a nonregulated generating facility in Ohio.

•	Impacts of the Tax Act represents an AMT valuation allowance recognized and a true up of prior year tax estimates related to the Tax Act.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income and other net loss. Segment income is defined as income from continuing operations attributable to Duke Energy. Segment income includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted diluted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.

Duke Energy News Release     6

Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of the largest energy holding companies in the U.S. It employs 30,000 people and has an electric generating capacity of 51,000 megawatts through its regulated utilities and 3,000 megawatts through its nonregulated Duke Energy Renewables unit.
Duke Energy is transforming its customers’ experience, modernizing the energy grid, generating cleaner energy and expanding natural gas infrastructure to create a smarter energy future for the people and communities it serves. The Electric Utilities and Infrastructure unit’s regulated utilities serve approximately 7.7 million retail electric customers in six states - North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky. The Gas Utilities and Infrastructure unit distributes natural gas to more than 1.6 million customers in five states - North Carolina, South Carolina, Tennessee, Ohio and Kentucky. The Duke Energy Renewables unit operates wind and solar generation facilities across the U.S., as well as energy storage and microgrid projects.
Duke Energy was named to Fortune’s 2019 “World’s Most Admired Companies” list and Forbes’ 2019 “America’s Best Employers” list. More information about the company is available at duke-energy.com. The Duke Energy News Center contains news releases, fact sheets, photos, videos and other materials. Duke Energy’s illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

◦
State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

◦
The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

◦
The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

◦
The costs of decommissioning Crystal River Unit 3 and other nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

◦	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

◦
Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts and use of alternative energy sources, such as self-generation and distributed generation technologies;

Duke Energy News Release     7

◦
Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in customers leaving the electric distribution system, excess generation resources as well as stranded costs;

◦	Advancements in technology;

◦	Additional competition in electric and natural gas markets and continued industry consolidation;

◦
The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

◦
The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;

◦	The ability to obtain the necessary permits and approvals and to complete necessary or desirable pipeline expansion or infrastructure projects in our natural gas business;

◦	Operational interruptions to our natural gas distribution and transmission activities;

◦	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

◦
The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;

◦
The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

◦
The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

◦
The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions and general market and economic conditions;

◦	Credit ratings of the Duke Energy Registrants may be different from what is expected;

◦
Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

◦
Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

◦
Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

◦	The ability to control operation and maintenance costs;

◦	The level of creditworthiness of counterparties to transactions;

◦	Employee workforce factors, including the potential inability to attract and retain key personnel;

◦	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

◦	The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;

◦	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

◦	The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

◦	The impacts from potential impairments of goodwill or equity method investment carrying values; and

◦	The ability to implement our business strategy, including enhancing existing technology systems.

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Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended September 30, 2019
(Dollars in millions, except per-share amounts)

		Special Item
	Reported Earnings	Impairment Charge		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,385	$(19)	A	$(19)	$1,366
Gas Utilities and Infrastructure	26	—		—	26
Commercial Renewables	40	—		—	40
Total Reportable Segment Income	1,451	(19)		(19)	1,432
Other	(124)	—		—	(124)
Net Income Attributable to Duke Energy Corporation	$1,327	$(19)		$(19)	$1,308
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.82	$(0.03)		$(0.03)	$1.79

A — Net of $6 million tax expense. $25 million reduction of a prior year impairment recorded within Impairment charges on Duke Energy Florida's Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) — 729 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2019
(Dollars in millions, except per-share amounts)

		Special Item
	Reported Earnings	Impairment Charge		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$2,944	$(19)	A	$(19)	$2,925
Gas Utilities and Infrastructure	292	—		—	292
Commercial Renewables	139	—		—	139
Total Reportable Segment Income	3,375	(19)		(19)	3,356
Other	(328)			—	(328)
Net Income Attributable to Duke Energy Corporation	$3,047	$(19)		$(19)	$3,028
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$4.18	$(0.03)		$(0.03)	$4.15

A — Net of $6 million tax expense. $25 million reduction of a prior year impairment recorded within Impairment charges on Duke Energy Florida's Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) — 728 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended September 30, 2018
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Impairment Charges		Impacts of the Tax Act		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,167	$—		$—		$8		$—		$8	$1,175
Gas Utilities and Infrastructure	17	—		—		1		—		1	18
Commercial Renewables	(62)	—		91	B	(3)		—		88	26
Total Reportable Segment Income	1,122	—		91		6		—		97	1,219
Other	(44)	13	A	—		(9)		—		4	(40)
Discontinued Operations	4	—		—		—		(4)	D	(4)	—
Net Income Attributable to Duke Energy Corporation	$1,082	$13		$91		$(3)	C	$(4)		$97	$1,179
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.51	$0.02		$0.12		$—		$—		$0.14	$1.65

A — Net of $3 million tax benefit. $16 million recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B — Net of $2 million Noncontrolling Interests. $93 million goodwill impairment recorded within Impairment charges on the Condensed Consolidated Statements of Operations.
C — $3 million tax benefit true up of prior year Tax Act estimates recorded within Income Tax Expense from Continuing Operations on the Condensed Consolidated Statements of Operations.
D — Recorded in Income (Loss) from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) — 714 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2018
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Regulatory and Legislative Impacts		Sale of Retired Plant		Impairment Charges		Impacts of the Tax Act		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$2,492	$—		$202	B	$—		$—		$8		$—		$210	$2,702
Gas Utilities and Infrastructure	161	—		—		—		42	D	1		—		43	204
Commercial Renewables	(4)	—		—		—		91	E	(3)		—		88	84
Total Reportable Segment Income	2,649	—		202		—		133		6		—		341	2,990
Other	(446)	41	A	—		82	C	—		67		—		190	(256)
Discontinued Operations	(1)	—		—		—		—		—		1	G	1	—
Net Income Attributable to Duke Energy Corporation	$2,202	$41		$202		$82		$133		$73	F	$1		$532	$2,734
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$3.11	$0.06		$0.29		$0.12		$0.19		$0.10		$—		$0.76	$3.87

A — Net of $12 million tax benefit. $53 million recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B — Net of $16 million tax benefit at Duke Energy Progress and $47 million tax benefit at Duke Energy Carolinas.
•On the Duke Energy Progress' Condensed Consolidated Statements of Operations, $32 million is recorded within Impairment charges, $31 million within Operations, maintenance and other, $6 million within Interest Expense and $(1) million within Depreciation and amortization.
•On the Duke Energy Carolinas' Condensed Consolidated Statements of Operations, $188 million is recorded within Impairment charges, $8 million within Operations, maintenance and other, and $1 million within Depreciation and amortization.
C — Net of $25 million tax benefit. $107 million recorded within Gains (Losses) on Sales of Other Assets and Other, net on the Condensed Consolidated Statements of Operations.
D — Net of $13 million tax benefit. $55 million recorded within Other Income and Expenses on the Condensed Consolidated Statements of Operations.
E — Net of $2 million Noncontrolling Interests. $93 million goodwill impairment recorded within Impairment charges on the Condensed Consolidated Statement of Operations.
F — $76 million AMT valuation allowance and $3 million tax benefit true up of prior year Tax Act estimates within Income Tax Expense from Continuing Operations on the Condensed Consolidated
Statements of Operations.
G — Recorded in Income (Loss) from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) — 706 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
September 2019
(Dollars in millions)

	Three Months Ended September 30, 2019		Nine Months Ended September 30, 2019
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,511		$3,388
Impairment Charge	(25)		(25)
Noncontrolling Interests	19		110
Preferred Dividends	(15)		(27)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,490		$3,446

Reported Income Tax Expense From Continuing Operations	$188	12.4%	$424	12.5%
Impairment Charge	(6)		(6)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$182	12.2%	$418	12.1%

	Three Months Ended September 30, 2018		Nine Months Ended September 30, 2018
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,230		$2,640
Costs to Achieve Piedmont Merger	16		53
Regulatory and Legislative Impacts	—		265
Sale of Retired Plant	—		107
Impairment Charges	91		146
Noncontrolling Interests	16		12
Pretax Income Including Noncontrolling Interests and Excluding Special Items	$1,353		$3,223

Reported Income Tax Expense From Continuing Operations	$168	13.7%	$449	17.0%
Costs to Achieve Piedmont Merger	3		12
Regulatory and Legislative Impacts	—		63
Sale of Retired Plant	—		25
Impairment Charges	—		13
Impacts of the Tax Act	3		(73)
Tax Expense Including Noncontrolling Interests and Excluding Special Items	$174	12.9%	$489	15.2%

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
September 2019 QTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Consolidated
2018 QTD Reported Earnings Per Share, Diluted	$1.64	$0.03	$(0.08)	$(0.08)	$1.51
Costs to Achieve Piedmont Merger	—	—	—	0.02	0.02
Impairment Charges	—	—	0.12	—	0.12
Impacts of the Tax Act	0.01	—	—	(0.01)	—
2018 QTD Adjusted Earnings Per Share, Diluted	$1.65	$0.03	$0.04	$(0.07)	$1.65
Weather	0.09	—	—	—	0.09
Volume	(0.03)	—	—	—	(0.03)
Pricing and Riders	0.05	—	—	—	0.05
Rate case impacts, net(a)	0.06	—	—	—	0.06
Operations and maintenance, net of recoverables(b)	0.07	—	—	—	0.07
Midstream Gas Pipelines	—	0.01	—	—	0.01
Duke Energy Renewables	—	—	0.02	—	0.02
Interest Expense	—	—	—	(0.03)	(0.03)
AFUDC Equity	(0.03)	—	—	—	(0.03)
Depreciation and amortization(c)	(0.03)	—	—	—	(0.03)
Preferred Dividends	—	—	—	(0.02)	(0.02)
Other(d)	0.07	—	—	(0.06)	0.01
Change in share count	(0.03)	—	—	—	(0.03)
2019 QTD Adjusted Earnings Per Share, Diluted	$1.87	$0.04	$0.06	$(0.18)	$1.79
Impairment Charge	0.03	—	—	—	0.03
2019 QTD Reported Earnings Per Share, Diluted	$1.90	$0.04	$0.06	$(0.18)	$1.82

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except Commercial Renewables, which uses an effective rate. Weighted average diluted shares outstanding increased from 714 million shares to 729 million.

(a)
Includes the net impact of the DEF GBRA, SBRA and multi-year rate plan (+$0.04) and the Carolinas rate cases (+$0.02), which is primarily comprised of base rate increases partially offset by higher depreciation and amortization expense.

(b)	Includes lower storm costs compared to the prior year (+$0.04) and favorable timing of O&M expenses.

(c)	Excludes rate case impacts.

(d)	Electric Utilities and Infrastructure is primarily driven by tax optimization, levelization, general taxes (+$0.05) and a variance for the impairment charge related to the Edwardsport settlement at Duke Energy Indiana recorded in 2018 (+$0.03). Other is primarily due to income tax timing, lower tax optimization and a variance for one time tax benefits recorded in
2018 (-$0.05).

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
September 2019 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Consolidated
2018 YTD Reported Earnings Per Share, Diluted	$3.53	$0.23	$(0.01)	$(0.64)	$3.11
Costs to Achieve Piedmont Merger	—	—	—	0.06	0.06
Regulatory and Legislative Impacts	0.29	—	—	—	0.29
Sale of Retired Plant	—	—	—	0.12	0.12
Impairment Charges	—	0.06	0.13	—	0.19
Impacts of the Tax Act	0.01	—	—	0.09	0.10
2018 YTD Adjusted Earnings Per Share, Diluted	$3.83	$0.29	$0.12	$(0.37)	$3.87
Weather	0.01	—	—	—	0.01
Volume	(0.03)	—	—	—	(0.03)
Pricing and Riders	0.15	0.01	—	—	0.16
Rate case impacts, net(a)	0.16	—	—	—	0.16
Operations and maintenance, net of recoverables(b)	0.15	—	—	—	0.15
Midstream Gas Pipelines(c)	—	0.10	—	—	0.10
Duke Energy Renewables(d)	—	—	0.07	—	0.07
Interest Expense	—	—	—	(0.07)	(0.07)
AFUDC Equity	(0.05)	—	—	—	(0.05)
Depreciation and amortization(e)	(0.13)	—	—	—	(0.13)
Preferred Dividends	—	—	—	(0.04)	(0.04)
Other	0.05	—	—	0.02	0.07
Change in share count	(0.12)	—	—	—	(0.12)
2019 YTD Adjusted Earnings Per Share, Diluted	$4.02	$0.40	$0.19	$(0.46)	$4.15
Impairment Charge	0.03	—	—	—	0.03
2019 YTD Reported Earnings Per Share, Diluted	$4.05	$0.40	$0.19	$(0.46)	$4.18

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except for Commercial Renewables, which uses an effective rate. Weighted average diluted shares outstanding increased from 706 million shares to 728 million.

(a)
Includes the net impact of the DEF GBRA, SBRA and multi-year rate plan (+$0.07), the Carolinas rate cases (+$0.07) and DEO and DEK rate cases (+$0.02), which is primarily comprised of base rate increases partially offset by higher depreciation and amortization expense. In prior periods, interest expense (-$0.03) and AFUDC equity (-$0.03) were presented separately from rate case impacts, net; for the period presented above, these amounts are included in rate case impacts, net as they are recovered through the DEF GBRA.

(b)	Includes lower storm costs compared to the prior year (+$0.04) and favorable timing of O&M expenses.

(c)	Primarily due to an income tax adjustment for equity method investments related to prior years.

(d)	Primarily includes the new solar tax equity project placed in service (+$0.08).

(e)	Excludes rate case impacts.

September 2019
QUARTERLY HIGHLIGHTS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In millions, except per-share amounts and where noted)	2019	2018	2019	2018
Earnings Per Share — Basic and Diluted
Income from continuing operations attributable to Duke Energy Corporation common stockholders
Basic	$1.82	$1.51	$4.18	$3.12
Diluted	$1.82	$1.51	$4.18	$3.11
Income (Loss) from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic and Diluted	$—	$—	$—	$—
Net income attributable to Duke Energy Corporation common stockholders
Basic	$1.82	$1.51	$4.18	$3.12
Diluted	$1.82	$1.51	$4.18	$3.11
Weighted average shares outstanding
Basic	729	713	728	705
Diluted	729	714	728	706
INCOME (LOSS) BY BUSINESS SEGMENT
Electric Utilities and Infrastructure(a)	$1,385	$1,167	$2,944	$2,492
Gas Utilities and Infrastructure(b)	26	17	292	161
Commercial Renewables(c)	40	(62)	139	(4)
Total Reportable Segment Income	1,451	1,122	3,375	2,649
Other(d)(e)	(124)	(44)	(328)	(446)
Income (Loss) from Discontinued Operations	—	4	—	(1)
Net Income Attributable to Duke Energy Corporation	$1,327	$1,082	$3,047	$2,202
CAPITALIZATION
Total Common Equity (%)			44%	43%
Total Debt (%)			56%	57%

Total Debt			$60,383	$56,853
Book Value Per Share			$65.03	$60.33
Actual Shares Outstanding			729	713
CAPITAL AND INVESTMENT EXPENDITURES
Electric Utilities and Infrastructure	$1,906	$2,079	$6,092	$5,822
Gas Utilities and Infrastructure	382	358	1,129	767
Commercial Renewables	359	52	932	155
Other	81	59	202	200
Total Capital and Investment Expenditures	$2,728	$2,548	$8,355	$6,944

(a)
Includes a $25 million (net of tax of $6 million) reduction of a prior year impairment at Citrus County CC for the three and nine months ended September 30, 2019 and regulatory and legislative charges related to rate case orders, settlements or other actions of regulators or legislative bodies of $202 million (net of tax of $63 million) for the nine months ended September 30, 2018.

(b)	Includes an other-than-temporary impairment of an investment in Constitution of $42 million (net of tax of $13 million) for the nine months ended September 30, 2018.

(c)	Includes an impairment of the goodwill balance of $91 million (net of noncontrolling interests of $2 million) for the three and nine months ended September 30, 2018.

(d)
Includes the loss associated with selling Beckjord, a non-regulated generating facility in Ohio which was retired in 2014, of $82 million (net of tax of $25 million) for the nine months ended September 30, 2018.

(e)	Includes an Alternative Minimum Tax valuation allowance recognized related to the Tax Act of $76 million for the nine months ended September 30, 2018.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per-share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Operating Revenues
Regulated electric	$6,515	$6,216	$17,223	$16,678
Regulated natural gas	223	230	1,231	1,221
Nonregulated electric and other	202	182	522	507
Total operating revenues	6,940	6,628	18,976	18,406
Operating Expenses
Fuel used in electric generation and purchased power	1,978	1,931	5,228	5,181
Cost of natural gas	48	58	451	460
Operation, maintenance and other	1,484	1,584	4,337	4,592
Depreciation and amortization	1,186	1,039	3,364	2,979
Property and other taxes	335	323	1,012	954
Impairment charges	(20)	124	(16)	339
Total operating expenses	5,011	5,059	14,376	14,505
Gains (Losses) on Sales of Other Assets and Other, net	—	10	—	(87)
Operating Income	1,929	1,579	4,600	3,814
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	50	37	137	49
Other income and expenses, net	104	131	308	327
Total other income and expenses	154	168	445	376
Interest Expense	572	517	1,657	1,550
Income From Continuing Operations Before Income Taxes	1,511	1,230	3,388	2,640
Income Tax Expense From Continuing Operations	188	168	424	449
Income From Continuing Operations	1,323	1,062	2,964	2,191
Income (Loss) From Discontinued Operations, net of tax	—	4	—	(1)
Net Income	1,323	1,066	2,964	2,190
Less: Net Loss Attributable to Noncontrolling Interests	(19)	(16)	(110)	(12)
Less: Preferred Dividends	15	—	27	—
Net Income Attributable to Duke Energy Corporation	$1,327	$1,082	$3,047	$2,202

Earnings Per Share — Basic and Diluted
Income from continuing operations attributable to Duke Energy Corporation common stockholders
Basic	$1.82	$1.51	$4.18	$3.12
Diluted	$1.82	$1.51	$4.18	$3.11
Income (Loss) from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic and Diluted	$—	$—	$—	$—
Net income attributable to Duke Energy Corporation common stockholders
Basic	$1.82	$1.51	$4.18	$3.12
Diluted	$1.82	$1.51	$4.18	$3.11
Weighted average shares outstanding
Basic	729	713	728	705
Diluted	729	714	728	706

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	September 30, 2019	December 31, 2018
ASSETS
Current Assets
Cash and cash equivalents	$379	$442
Receivables (net of allowance for doubtful accounts of $20 at 2019 and $16 at 2018)	755	962
Receivables of VIEs (net of allowance for doubtful accounts of $53 at 2019 and $55 at 2018)	2,322	2,172
Inventory	3,107	3,084
Regulatory assets (includes $52 at 2019 and 2018 related to VIEs)	1,723	2,005
Other (includes $188 at 2019 and $162 at 2018 related to VIEs)	1,333	1,049
Total current assets	9,619	9,714
Property, Plant and Equipment
Cost	143,794	134,458
Accumulated depreciation and amortization	(45,149)	(43,126)
Generation facilities to be retired, net	267	362
Net property, plant and equipment	98,912	91,694
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $1,002 at 2019 and $1,041 at 2018 related to VIEs)	13,916	13,617
Nuclear decommissioning trust funds	7,695	6,720
Operating lease right-of-use assets, net	1,703	—
Investments in equity method unconsolidated affiliates	1,864	1,409
Other (includes $63 at 2019 and $261 at 2018 related to VIEs)	2,905	2,935
Total other noncurrent assets	47,386	43,984
Total Assets	$155,917	$145,392
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$2,946	$3,487
Notes payable and commercial paper	2,469	3,410
Taxes accrued	712	577
Interest accrued	559	559
Current maturities of long-term debt (includes $231 at 2019 and $227 at 2018 related to VIEs)	3,096	3,406
Asset retirement obligations	861	919
Regulatory liabilities	673	598
Other	2,074	2,085
Total current liabilities	13,390	15,041
Long-Term Debt (includes $4,060 at 2019 and $3,998 at 2018 related to VIEs)	54,818	51,123
Other Noncurrent Liabilities
Deferred income taxes	8,776	7,806
Asset retirement obligations	11,740	9,548
Regulatory liabilities	15,202	14,834
Operating lease liabilities	1,456	—
Accrued pension and other post-retirement benefit costs	900	988
Investment tax credits	579	568
Other (includes $218 at 2019 and $212 at 2018 related to VIEs)	1,649	1,650
Total other noncurrent liabilities	40,302	35,394
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2019	973	—
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2019	990	—
Common stock, $0.001 par value, 2 billion shares authorized; 729 million shares outstanding at 2019 and 727 million shares outstanding at 2018	1	1
Additional paid-in capital	40,488	40,795
Retained earnings	4,139	3,113
Accumulated other comprehensive loss	(153)	(92)
Total Duke Energy Corporation stockholders' equity	46,438	43,817
Noncontrolling interests	969	17
Total equity	47,407	43,834
Total Liabilities and Equity	$155,917	$145,392

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Nine Months Ended September 30,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,964	$2,190
Adjustments to reconcile net income to net cash provided by operating activities	2,673	3,477
Net cash provided by operating activities	5,637	5,667

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(8,633)	(7,270)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	2,987	1,547

Net decrease in cash, cash equivalents and restricted cash	(9)	(56)
Cash, cash equivalents and restricted cash at beginning of period	591	505
Cash, cash equivalents and restricted cash at end of period	$582	$449

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2019
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,577	$—	$—	$—	$(62)	$6,515
Regulated natural gas	—	246	—	—	(23)	223
Nonregulated electric and other	—	3	138	25	36	202
Total operating revenues	6,577	249	138	25	(49)	6,940
Operating Expenses
Fuel used in electric generation and purchased power	1,994	—	—	—	(16)	1,978
Cost of natural gas	—	48	—	—	—	48
Operation, maintenance and other	1,357	108	81	(30)	(32)	1,484
Depreciation and amortization	1,026	64	43	53	—	1,186
Property and other taxes	301	24	6	4	—	335
Impairment charges	(20)	—	—	—	—	(20)
Total operating expenses	4,658	244	130	27	(48)	5,011
Operating Income (Loss)	1,919	5	8	(2)	(1)	1,929
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	5	37	(2)	10	—	50
Other income and expenses, net	82	5	15	14	(12)	104
Total Other Income and Expenses	87	42	13	24	(12)	154
Interest Expense	336	29	35	185	(13)	572
Income (Loss) from Continuing Operations Before Income Taxes	1,670	18	(14)	(163)	—	1,511
Income Tax Expense (Benefit) from Continuing Operations	285	(8)	(35)	(54)	—	188
Income (Loss) from Continuing Operations	1,385	26	21	(109)	—	1,323
Less: Net Loss Attributable to Noncontrolling Interest	—	—	(19)	—	—	(19)
Less: Preferred Dividends	—	—	—	15	—	15
Segment Income / Other Net Loss / Net Income Attributable to Duke Energy Corporation	$1,385	$26	$40	$(124)	$—	$1,327
Special Items	(19)	—	—	—	—	(19)
Adjusted Earnings(a)	$1,366	$26	$40	$(124)	$—	$1,308

(a)	See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30, 2019
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$17,381	$—	$—	$—	$(158)	$17,223
Regulated natural gas	—	1,302	—	—	(71)	1,231
Nonregulated electric and other	—	9	362	71	80	522
Total operating revenues	17,381	1,311	362	71	(149)	18,976
Operating Expenses
Fuel used in electric generation and purchased power	5,286	—	—	—	(58)	5,228
Cost of natural gas	—	451	—	—	—	451
Operation, maintenance and other	3,957	325	211	(69)	(87)	4,337
Depreciation and amortization	2,924	192	123	125	—	3,364
Property and other taxes	899	84	18	10	1	1,012
Impairment charges	(16)	—	—	—	—	(16)
Total operating expenses	13,050	1,052	352	66	(144)	14,376
Operating Income	4,331	259	10	5	(5)	4,600
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	11	101	(4)	28	1	137
Other income and expenses, net	256	18	7	70	(43)	308
Total Other Income and Expenses	267	119	3	98	(42)	445
Interest Expense	1,004	86	78	536	(47)	1,657
Income (Loss) from Continuing Operations Before Income Taxes	3,594	292	(65)	(433)	—	3,388
Income Tax Expense (Benefit) from Continuing Operations	650	—	(94)	(132)	—	424
Income (Loss) from Continuing Operations	2,944	292	29	(301)	—	2,964
Less: Net Loss Attributable to Noncontrolling Interest(a)	—	—	(110)	—	—	(110)
Less: Preferred Dividends	—	—	—	27	—	27
Segment Income / Other Net Loss / Net Income Attributable to Duke Energy Corporation	$2,944	$292	$139	$(328)	$—	$3,047
Special Items	(19)	—	—	—	—	(19)
Adjusted Earnings(b)	$2,925	$292	$139	$(328)	$—	$3,028

(a)	Includes the allocation of losses to noncontrolling members primarily due to a new solar tax equity project being placed in service.

(b)	See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2018
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,260	$—	$—	$—	$(44)	$6,216
Regulated natural gas	—	254	—	—	(24)	230
Nonregulated electric and other	—	2	127	34	19	182
Total operating revenues	6,260	256	127	34	(49)	6,628
Operating Expenses
Fuel used in electric generation and purchased power	1,935	—	—	14	(18)	1,931
Cost of natural gas	—	58	—	—	—	58
Operation, maintenance and other	1,431	101	85	(8)	(25)	1,584
Depreciation and amortization	897	61	40	43	(2)	1,039
Property and other taxes	289	24	6	5	(1)	323
Impairment charges	31	—	93	—	—	124
Total operating expenses	4,583	244	224	54	(46)	5,059
Gains on Sales of Other Assets and Other, net	8	—	—	3	(1)	10
Operating Income (Loss)	1,685	12	(97)	(17)	(4)	1,579
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	1	25	(2)	14	(1)	37
Other income and expenses, net	106	4	4	26	(9)	131
Total Other Income and Expenses	107	29	2	40	(10)	168
Interest Expense	322	25	21	163	(14)	517
Income (Loss) from Continuing Operations Before Income Taxes	1,470	16	(116)	(140)	—	1,230
Income Tax Expense (Benefit) from Continuing Operations	303	(1)	(37)	(98)	1	168
Income (Loss) from Continuing Operations	1,167	17	(79)	(42)	(1)	1,062
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(17)	2	(1)	(16)
Segment Income / Other Net Loss	$1,167	$17	$(62)	$(44)	$—	$1,078
Income from Discontinued Operations, net of tax						4
Net Income Attributable to Duke Energy Corporation						$1,082

Segment Income / Other Net Loss	$1,167	$17	$(62)	$(44)	$—	$1,078
Special Items	8	1	88	4	—	101
Adjusted Earnings(a)	$1,175	$18	$26	$(40)	$—	$1,179

(a)	See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30, 2018
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$16,806	$—	$—	$—	$(128)	$16,678
Regulated natural gas	—	1,294	—	—	(73)	1,221
Nonregulated electric and other	—	7	347	101	52	507
Total operating revenues	16,806	1,301	347	101	(149)	18,406
Operating Expenses
Fuel used in electric generation and purchased power	5,202	—	—	43	(64)	5,181
Cost of natural gas	—	460	—	—	—	460
Operation, maintenance and other	4,151	312	209	(2)	(78)	4,592
Depreciation and amortization	2,570	182	116	113	(2)	2,979
Property and other taxes	842	81	19	13	(1)	954
Impairment charges	246	—	93	—	—	339
Total operating expenses	13,011	1,035	437	167	(145)	14,505
Gains (Losses) on Sales of Other Assets and Other, net	9	—	—	(96)	—	(87)
Operating Income (Loss)	3,804	266	(90)	(162)	(4)	3,814
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	5	2	—	43	(1)	49
Other income and expenses, net	281	14	22	38	(28)	327
Total Other Income and Expenses	286	16	22	81	(29)	376
Interest Expense	955	78	66	484	(33)	1,550
Income (Loss) from Continuing Operations Before Income Taxes	3,135	204	(134)	(565)	—	2,640
Income Tax Expense (Benefit) from Continuing Operations	643	43	(112)	(125)	—	449
Income (Loss) from Continuing Operations	2,492	161	(22)	(440)	—	2,191
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(18)	6	—	(12)
Segment Income / Other Net Loss	$2,492	$161	$(4)	$(446)	$—	$2,203
Loss from Discontinued Operations, net of tax						(1)
Net Income Attributable to Duke Energy Corporation						$2,202

Segment Income / Other Net Loss	$2,492	$161	$(4)	$(446)	$—	$2,203
Special Items	210	43	88	190	—	531
Adjusted Earnings(a)	$2,702	$204	$84	$(256)	$—	$2,734

(a)	See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS — ASSETS
(Unaudited)

	September 30, 2019
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$125	$3	$29	$223	$(1)	$379
Receivables, net	570	62	94	29	—	755
Receivables of variable interest entities, net	2,322	—	—	—	—	2,322
Receivables from affiliated companies	53	11	1,152	556	(1,772)	—
Notes receivable from affiliated companies	142	18	—	734	(894)	—
Inventory	2,941	91	48	27	—	3,107
Regulatory assets	1,559	50	—	114	—	1,723
Other	195	122	179	854	(17)	1,333
Total current assets	7,907	357	1,502	2,537	(2,684)	9,619
Property, Plant and Equipment
Cost	124,753	11,484	5,408	2,336	(187)	143,794
Accumulated depreciation and amortization	(40,454)	(2,473)	(973)	(1,260)	11	(45,149)
Generation facilities to be retired, net	267	—	—	—	—	267
Net property, plant and equipment	84,566	9,011	4,435	1,076	(176)	98,912
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	—	19,303
Regulatory assets	12,719	672	—	525	—	13,916
Nuclear decommissioning trust funds	7,695	—	—	—	—	7,695
Operating lease right-of-use assets, net	1,280	25	98	301	(1)	1,703
Investments in equity method unconsolidated affiliates	130	1,356	244	134	—	1,864
Investment in consolidated subsidiaries	316	18	3	61,615	(61,952)	—
Other	2,047	68	152	1,273	(635)	2,905
Total other noncurrent assets	41,566	4,063	497	63,848	(62,588)	47,386
Total Assets	134,039	13,431	6,434	67,461	(65,448)	155,917
Segment reclassifications, intercompany balances and other	(743)	(7)	(1,156)	(63,727)	65,633	—
Segment Assets	$133,296	$13,424	$5,278	$3,734	$185	$155,917

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS — LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2019
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,138	$188	$91	$529	$—	$2,946
Accounts payable to affiliated companies	643	57	30	994	(1,724)	—
Notes payable to affiliated companies	475	321	15	93	(904)	—
Notes payable and commercial paper	—	—	104	2,365	—	2,469
Taxes accrued	713	27	416	(444)	—	712
Interest accrued	375	40	2	143	(1)	559
Current maturities of long-term debt	2,201	26	177	700	(8)	3,096
Asset retirement obligations	861	—	—	—	—	861
Regulatory liabilities	574	97	—	2	—	673
Other	1,575	67	51	436	(55)	2,074
Total current liabilities	9,555	823	886	4,818	(2,692)	13,390
Long-Term Debt	33,180	3,075	1,604	17,108	(149)	54,818
Long-Term Debt Payable to Affiliated Companies	618	7	9	—	(634)	—
Other Noncurrent Liabilities
Deferred income taxes	10,210	1,026	(622)	(1,838)	—	8,776
Asset retirement obligations	11,556	58	126	—	—	11,740
Regulatory liabilities	13,633	1,543	—	26	—	15,202
Operating lease liabilities	1,133	24	98	201	—	1,456
Accrued pension and other post-retirement benefit costs	576	34	3	287	—	900
Investment tax credits	576	2	—	—	1	579
Other	897	193	468	329	(238)	1,649
Total other noncurrent liabilities	38,581	2,880	73	(995)	(237)	40,302
Equity
Total Duke Energy Corporation stockholders' equity	52,105	6,646	2,895	46,527	(61,735)	46,438
Noncontrolling interests	—	—	967	3	(1)	969
Total equity	52,105	6,646	3,862	46,530	(61,736)	47,407
Total Liabilities and Equity	134,039	13,431	6,434	67,461	(65,448)	155,917
Segment reclassifications, intercompany balances and other	(743)	(7)	(1,156)	(63,727)	65,633	—
Segment Liabilities and Equity	$133,296	$13,424	$5,278	$3,734	$185	$155,917

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended September 30, 2019
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$2,162	$1,688	$1,548	$408	$807	$(36)	$6,577
Operating Expenses
Fuel used in electric generation and purchased power	504	577	610	114	234	(45)	1,994
Operation, maintenance and other	437	374	253	95	189	9	1,357
Depreciation and amortization	350	314	182	50	130	—	1,026
Property and other taxes	66	46	113	60	16	—	301
Impairment charges	6	—	(25)	—	—	(1)	(20)
Total operating expenses	1,363	1,311	1,133	319	569	(37)	4,658
Gains on Sales of Other Assets and Other, net	—	—	1	—	—	(1)	—
Operating Income	799	377	416	89	238	—	1,919
Other Income and Expenses, net(b)	34	27	14	2	8	2	87
Interest Expense	119	74	81	21	40	1	336
Income Before Income Taxes	714	330	349	70	206	1	1,670
Income Tax Expense	119	49	58	8	48	3	285
Segment Income	$595	$281	$291	$62	$158	$(2)	$1,385

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $8 million for Duke Energy Carolinas, $16 million for Duke Energy Progress, $2 million for Duke Energy Florida, $2 million for Duke Energy Ohio and $4 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Nine Months Ended September 30, 2019
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$5,619	$4,559	$3,987	$1,099	$2,289	$(172)	$17,381
Operating Expenses
Fuel used in electric generation and purchased power	1,371	1,571	1,529	293	720	(198)	5,286
Operation, maintenance and other	1,306	1,060	723	292	563	13	3,957
Depreciation and amortization	1,013	855	522	136	393	5	2,924
Property and other taxes	221	131	309	183	55	—	899
Impairment charges	11	—	(25)	—	—	(2)	(16)
Total operating expenses	3,922	3,617	3,058	904	1,731	(182)	13,050
Operating Income	1,697	942	929	195	558	10	4,331
Other Income and Expenses, net(b)	106	75	39	13	35	(1)	267
Interest Expense	346	232	246	61	111	8	1,004
Income Before Income Taxes	1,457	785	722	147	482	1	3,594
Income Tax Expense	259	127	131	18	115	—	650
Segment Income	$1,198	$658	$591	$129	$367	$1	$2,944

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $29 million for Duke Energy Carolinas, $44 million for Duke Energy Progress, $4 million for Duke Energy Florida, $8 million for Duke Energy Ohio and $13 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS — ASSETS
(Unaudited)

	September 30, 2019
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$23	$49	$24	$8	$20	$1	$125
Receivables, net	234	75	104	97	56	4	570
Receivables of variable interest entities, net	775	564	478	—	—	505	2,322
Receivables from affiliated companies	108	34	1	49	85	(224)	53
Notes receivable from affiliated companies	—	—	—	56	213	(127)	142
Inventory	943	939	495	85	478	1	2,941
Regulatory assets	573	515	367	16	91	(3)	1,559
Other	19	95	42	12	29	(2)	195
Total current assets	2,675	2,271	1,511	323	972	155	7,907
Property, Plant and Equipment
Cost	47,815	33,594	19,887	6,727	16,137	593	124,753
Accumulated depreciation and amortization	(16,359)	(11,761)	(5,148)	(1,964)	(5,200)	(22)	(40,454)
Generation facilities to be retired, net	—	267	—	—	—	—	267
Net property, plant and equipment	31,456	22,100	14,739	4,763	10,937	571	84,566
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,587	4,363	2,370	371	1,088	940	12,719
Nuclear decommissioning trust funds	4,104	2,872	718	—	—	1	7,695
Operating lease right-of-use assets, net	135	397	417	22	58	251	1,280
Investments in equity method unconsolidated affiliates	—	—	—	—	—	130	130
Investment in consolidated subsidiaries	48	13	2	201	1	51	316
Other	1,061	594	307	38	211	(164)	2,047
Total other noncurrent assets	8,935	8,239	3,814	1,228	1,358	17,992	41,566
Total Assets	43,066	32,610	20,064	6,314	13,267	18,718	134,039
Segment reclassifications, intercompany balances and other	(267)	(105)	(150)	(207)	(105)	91	(743)
Reportable Segment Assets	$42,799	$32,505	$19,914	$6,107	$13,162	$18,809	$133,296

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS — LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2019
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$644	$550	$542	$204	$196	$2	$2,138
Accounts payable to affiliated companies	174	198	158	20	74	19	643
Notes payable to affiliated companies	49	79	356	108	—	(117)	475
Taxes accrued	263	101	176	158	30	(15)	713
Interest accrued	138	89	72	22	54	—	375
Current maturities of long-term debt	457	306	621	74	651	92	2,201
Asset retirement obligations	214	476	2	3	165	1	861
Regulatory liabilities	197	210	87	42	39	(1)	574
Other	545	416	422	69	106	17	1,575
Total current liabilities	2,681	2,425	2,436	700	1,315	(2)	9,555
Long-Term Debt	11,001	8,593	6,511	2,045	3,407	1,623	33,180
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	3,900	2,328	2,201	636	1,119	26	10,210
Asset retirement obligations	5,184	5,038	572	43	659	60	11,556
Regulatory liabilities	6,364	4,152	1,013	419	1,684	1	13,633
Operating lease liabilities	108	360	350	21	55	239	1,133
Accrued pension and other post-retirement benefit costs	88	230	196	74	157	(169)	576
Investment tax credits	232	138	42	4	161	(1)	576
Other	617	105	60	66	58	(9)	897
Total other noncurrent liabilities	16,493	12,351	4,434	1,263	3,893	147	38,581
Equity	12,591	9,091	6,683	2,288	4,502	16,950	52,105
Total Liabilities and Equity	43,066	32,610	20,064	6,314	13,267	18,718	134,039
Segment reclassifications, intercompany balances and other	(267)	(105)	(150)	(207)	(105)	91	(743)
Reportable Segment Liabilities and Equity	$42,799	$32,505	$19,914	$6,107	$13,162	$18,809	$133,296

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended September 30, 2019
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$81	$168	$—	$—	$249
Operating Expenses
Cost of natural gas	4	46	—	(2)	48
Operation, maintenance and other	26	80	—	2	108
Depreciation and amortization	19	43	1	1	64
Property and other taxes	12	14	—	(2)	24
Total operating expenses	61	183	1	(1)	244
Operating Income (Loss)	20	(15)	(1)	1	5
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	37	—	37
Other income and expenses, net	1	5	—	(1)	5
Total other income and expenses	1	5	37	(1)	42
Interest Expense	7	22	1	(1)	29
Income (Loss) Before Income Taxes	14	(32)	35	1	18
Income Tax Expense (Benefit)	1	(10)	1	—	(8)
Segment Income	$13	$(22)	$34	$1	$26

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Nine Months Ended September 30, 2019
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$354	$956	$—	$1	$1,311
Operating Expenses
Cost of natural gas	68	384	—	(1)	451
Operation, maintenance and other	82	239	3	1	325
Depreciation and amortization	63	127	1	1	192
Property and other taxes	46	39	—	(1)	84
Total operating expenses	259	789	4	—	1,052
Operating Income (Loss)	95	167	(4)	1	259
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	101	—	101
Other income and expenses, net	6	13	—	(1)	18
Total other income and expenses	6	13	101	(1)	119
Interest Expense	20	65	1	—	86
Income Before Income Taxes	81	115	96	—	292
Income Tax Expense (Benefit)	16	25	(37)	(4)	—
Segment Income	$65	$90	$133	$4	$292

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS — ASSETS
(Unaudited)

	September 30, 2019
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$3	$—	$—	$—	$3
Receivables, net	(16)	78	—	—	62
Receivables from affiliated companies	7	86	—	(82)	11
Notes receivable from affiliated companies	23	—	—	(5)	18
Inventory	43	47	—	1	91
Regulatory assets	2	48	—	—	50
Other	2	121	1	(2)	122
Total current assets	64	380	1	(88)	357
Property, Plant and Equipment
Cost	3,266	8,218	—	—	11,484
Accumulated depreciation and amortization	(821)	(1,652)	—	—	(2,473)
Net property, plant and equipment	2,445	6,566	—	—	9,011
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	210	306	—	156	672
Operating lease right-of-use assets, net	—	25	—	—	25
Investments in equity method unconsolidated affiliates	—	—	1,356	—	1,356
Investment in consolidated subsidiaries	—	—	—	18	18
Other	7	42	17	2	68
Total other noncurrent assets	541	422	1,373	1,727	4,063
Total Assets	3,050	7,368	1,374	1,639	13,431
Segment reclassifications, intercompany balances and other	(1)	(48)	(11)	53	(7)
Reportable Segment Assets	$3,049	$7,320	$1,363	$1,692	$13,424

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS — LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2019
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$48	$140	$—	$—	$188
Accounts payable to affiliated companies	6	55	77	(81)	57
Notes payable to affiliated companies	64	262	—	(5)	321
Taxes accrued	(7)	33	1	—	27
Interest accrued	8	32	—	—	40
Current maturities of long-term debt	26	—	—	—	26
Regulatory liabilities	22	75	—	—	97
Other	4	63	1	(1)	67
Total current liabilities	171	660	79	(87)	823
Long-Term Debt	549	2,384	—	142	3,075
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	277	648	102	(1)	1,026
Asset retirement obligations	38	20	—	—	58
Regulatory liabilities	374	1,154	—	15	1,543
Operating lease liabilities	—	24	—	—	24
Accrued pension and other post-retirement benefit costs	28	6	—	—	34
Investment tax credits	2	1	—	(1)	2
Other	38	140	14	1	193
Total other noncurrent liabilities	757	1,993	116	14	2,880
Equity	1,566	2,331	1,179	1,570	6,646
Total Liabilities and Equity	3,050	7,368	1,374	1,639	13,431
Segment reclassifications, intercompany balances and other	(1)	(48)	(11)	53	(7)
Reportable Segment Liabilities and Equity	$3,049	$7,320	$1,363	$1,692	$13,424

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
September 2019

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)
Gigawatt-hour (GWh) Sales (a)
Residential	25,304	25,149	0.6%	(0.5%)	66,345	68,049	(2.5%)	(0.4%)
General Service	22,396	22,709	(1.4%)	(1.8%)	59,328	60,175	(1.4%)	(1.1%)
Industrial	13,669	14,264	(4.2%)	(2.3%)	38,480	39,438	(2.4%)	(1.3%)
Other Energy Sales	146	141	3.5%		436	422	3.3%
Unbilled Sales	110	(939)	111.7%	n/a	311	(1,174)	126.5%	n/a
Total Retail Sales	61,625	61,324	0.5%	(1.4)%	164,900	166,910	(1.2%)	(0.9%)
Wholesale and Other	12,306	12,361	(0.4%)		31,799	33,224	(4.3%)
Total Consolidated Electric Sales — Electric Utilities and Infrastructure	73,931	73,685	0.3%		196,699	200,134	(1.7%)

Average Number of Customers (Electric)
Residential	6,747,169	6,639,883	1.6%		6,727,714	6,620,991	1.6%
General Service	993,468	984,937	0.9%		990,882	982,263	0.9%
Industrial	17,291	17,493	(1.2%)		17,342	17,541	(1.1%)
Other Energy Sales	30,639	25,328	21.0%		29,278	24,109	21.4%
Total Retail Customers	7,788,567	7,667,641	1.6%		7,765,216	7,644,904	1.6%
Wholesale and Other	50	53	(5.7%)		48	55	(12.7%)
Total Average Number of Customers — Electric Utilities and Infrastructure	7,788,617	7,667,694	1.6%		7,765,264	7,644,959	1.6%

Sources of Electric Energy (GWh)
Generated — Net Output (c)
Coal	18,535	18,597	(0.3%)		43,713	51,793	(15.6%)
Nuclear	18,970	18,576	2.1%		55,698	54,676	1.9%
Hydro	240	523	(54.1%)		2,072	2,259	(8.3%)
Oil and Natural Gas	22,421	21,621	3.7%		58,266	55,635	4.7%
Renewable Energy	197	120	64.2%		519	364	42.6%
Total Generation (d)	60,363	59,437	1.6%		160,268	164,727	(2.7%)
Purchased Power and Net Interchange (e)	16,238	18,097	(10.3%)		46,285	46,778	(1.1%)
Total Sources of Energy	76,601	77,534	(1.2%)		206,553	211,505	(2.3%)
Less: Line Loss and Other	2,670	3,849	(30.6%)		9,854	11,371	(13.3%)
Total GWh Sources	73,931	73,685	0.3%		196,699	200,134	(1.7%)

Owned Megawatt (MW) Capacity (c)
Summer					50,871	49,911
Winter					54,566	53,453
Nuclear Capacity Factor (%) (f)					96	94

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

(f)	Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2019

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)
GWh Sales (a)
Residential	8,452	8,512	(0.7%)		22,375	23,120	(3.2%)
General Service	8,546	8,820	(3.1%)		22,539	22,959	(1.8%)
Industrial	5,790	6,319	(8.4%)		16,126	16,822	(4.1%)
Other Energy Sales	82	76	7.9%		241	226	6.6%
Unbilled Sales	(158)	(1,055)	85.0%		(169)	(1,152)	85.3%
Total Retail Sales	22,712	22,672	0.2%	(1.3%)	61,112	61,975	(1.4%)	(1.0%)
Wholesale and Other	2,875	2,935	(2.0%)		7,907	8,531	(7.3%)
Total Consolidated Electric Sales — Duke Energy Carolinas	25,587	25,607	(0.1%)		69,019	70,506	(2.1%)

Average Number of Customers
Residential	2,266,663	2,216,713	2.3%		2,256,206	2,209,530	2.1%
General Service	363,073	358,451	1.3%		361,739	357,378	1.2%
Industrial	6,113	6,148	(0.6%)		6,124	6,178	(0.9%)
Other Energy Sales	22,555	17,350	30.0%		21,219	16,122	31.6%
Total Retail Customers	2,658,404	2,598,662	2.3%		2,645,288	2,589,208	2.2%
Wholesale and Other	23	21	9.5%		19	23	(17.4%)
Total Average Number of Customers — Duke Energy Carolinas	2,658,427	2,598,683	2.3%		2,645,307	2,589,231	2.2%

Sources of Electric Energy (GWh)
Generated — Net Output (c)
Coal	8,124	6,436	26.2%		16,416	18,715	(12.3%)
Nuclear	11,666	11,347	2.8%		34,147	34,068	0.2%
Hydro	104	337	(69.1%)		1,423	1,576	(9.7%)
Oil and Natural Gas	4,697	4,970	(5.5%)		12,585	12,173	3.4%
Renewable Energy	45	44	2.3%		123	129	(4.7%)
Total Generation (d)	24,636	23,134	6.5%		64,694	66,661	(3.0%)
Purchased Power and Net Interchange (e)	2,187	3,645	(40.0%)		8,030	7,479	7.4%
Total Sources of Energy	26,823	26,779	0.2%		72,724	74,140	(1.9%)
Less: Line Loss and Other	1,236	1,172	5.5%		3,705	3,634	2.0%
Total GWh Sources	25,587	25,607	(0.1%)		69,019	70,506	(2.1%)

Owned MW Capacity (c)
Summer					20,192	20,178
Winter					21,129	21,114
Nuclear Capacity Factor (%) (f)					98	97

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	—	—%		1,730	1,929	(10.3%)
Cooling Degree Days	1,205	1,136	6.1%		1,841	1,784	3.2%

Variance from Normal
Heating Degree Days	(100.0%)	(100.0%)			(11.5%)	(2.6%)
Cooling Degree Days	21.8%	14.5%			23.8%	19.8%

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

(f)	Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2019

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)
GWh Sales (a)
Residential	5,299	5,174	2.4%		14,107	14,706	(4.1%)
General Service	4,552	4,502	1.1%		11,808	12,005	(1.6%)
Industrial	2,903	2,813	3.2%		8,018	7,890	1.6%
Other Energy Sales	19	19	—%		58	58	—%
Unbilled Sales	(171)	(40)	(327.5%)		10	(312)	103.2%
Total Retail Sales	12,602	12,468	1.1%	(1.6%)	34,001	34,347	(1.0%)	(0.8%)
Wholesale and Other	6,900	7,157	(3.6%)		18,071	18,400	(1.8%)
Total Consolidated Electric Sales — Duke Energy Progress	19,502	19,625	(0.6%)		52,072	52,747	(1.3%)

Average Number of Customers
Residential	1,351,180	1,334,169	1.3%		1,346,472	1,328,486	1.4%
General Service	237,037	235,480	0.7%		236,328	234,497	0.8%
Industrial	4,018	4,072	(1.3%)		4,032	4,062	(0.7%)
Other Energy Sales	1,413	1,420	(0.5%)		1,415	1,438	(1.6%)
Total Retail Customers	1,593,648	1,575,141	1.2%		1,588,247	1,568,483	1.3%
Wholesale and Other	9	14	(35.7%)		12	14	(14.3%)
Total Average Number of Customers — Duke Energy Progress	1,593,657	1,575,155	1.2%		1,588,259	1,568,497	1.3%

Sources of Electric Energy (GWh)
Generated — Net Output (c)
Coal	3,792	2,434	55.8%		7,484	6,760	10.7%
Nuclear	7,304	7,229	1.0%		21,551	20,608	4.6%
Hydro	84	145	(42.1%)		543	590	(8.0%)
Oil and Natural Gas	5,959	6,956	(14.3%)		15,825	18,182	(13.0%)
Renewable Energy	77	63	22.2%		202	191	5.8%
Total Generation (d)	17,216	16,827	2.3%		45,605	46,331	(1.6%)
Purchased Power and Net Interchange (e)	2,796	3,501	(20.1%)		7,978	8,470	(5.8%)
Total Sources of Energy	20,012	20,328	(1.6%)		53,583	54,801	(2.2%)
Less: Line Loss and Other	510	703	(27.5%)		1,511	2,054	(26.4%)
Total GWh Sources	19,502	19,625	(0.6%)		52,072	52,747	(1.3%)

Owned MW Capacity (c)
Summer					12,779	12,747
Winter					13,942	13,913
Nuclear Capacity Factor (%) (f)					92	89

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	—	—%		1,600	1,805	(11.4%)
Cooling Degree Days	1,233	1,217	1.3%		1,954	1,936	0.9%

Variance from Normal
Heating Degree Days	(100.0%)	(100.0%)			(11.2%)	(0.5%)
Cooling Degree Days	16.2%	15.6%			21.4%	21.2%

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

(f)	Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2019

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)
GWh Sales (a)
Residential	6,450	6,296	2.4%		15,832	15,487	2.2%
General Service	4,363	4,331	0.7%		11,590	11,470	1.0%
Industrial	756	813	(7.0%)		2,203	2,352	(6.3%)
Other Energy Sales	6	6	—%		18	18	—%
Unbilled Sales	186	227	(18.1%)		368	615	(40.2%)
Total Retail Sales	11,761	11,673	0.8%	(1.5%)	30,011	29,942	0.2%	(0.5%)
Wholesale and Other	1,235	702	75.9%		2,457	1,856	32.4%
Total Electric Sales — Duke Energy Florida	12,996	12,375	5.0%		32,468	31,798	2.1%

Average Number of Customers
Residential	1,627,182	1,601,488	1.6%		1,621,718	1,594,979	1.7%
General Service	203,247	201,187	1.0%		202,930	200,684	1.1%
Industrial	2,018	2,070	(2.5%)		2,028	2,087	(2.8%)
Other Energy Sales	1,497	1,506	(0.6%)		1,501	1,511	(0.7%)
Total Retail Customers	1,833,944	1,806,251	1.5%		1,828,177	1,799,261	1.6%
Wholesale and Other	13	12	8.3%		12	12	—%
Total Average Number of Customers — Duke Energy Florida	1,833,957	1,806,263	1.5%		1,828,189	1,799,273	1.6%

Sources of Electric Energy (GWh)
Generated — Net Output (c)
Coal	1,300	2,441	(46.7%)		3,051	6,439	(52.6%)
Oil and Natural Gas	10,742	8,647	24.2%		27,648	21,976	25.8%
Renewable Energy	65	4	1,525.0%		171	21	714.3%
Total Generation (d)	12,107	11,092	9.2%		30,870	28,436	8.6%
Purchased Power and Net Interchange (e)	1,466	2,106	(30.4%)		3,662	5,385	(32.0%)
Total Sources of Energy	13,573	13,198	2.8%		34,532	33,821	2.1%
Less: Line Loss and Other	577	823	(29.9%)		2,064	2,023	2.0%
Total GWh Sources	12,996	12,375	5.0%		32,468	31,798	2.1%

Owned MW Capacity (c)
Summer					10,218	9,304
Winter					11,308	10,255

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	—	—%		271	385	(29.6%)
Cooling Degree Days	1,545	1,517	1.8%		2,948	2,833	4.1%

Variance from Normal
Heating Degree Days	—%	—%			(28.6%)	(1.3%)
Cooling Degree Days	4.0%	2.1%			8.3%	4.5%

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2019

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)
GWh Sales (a)
Residential	2,637	2,648	(0.4%)		6,921	7,263	(4.7%)
General Service	2,655	2,683	(1.0%)		7,153	7,343	(2.6%)
Industrial	1,520	1,521	(0.1%)		4,318	4,379	(1.4%)
Other Energy Sales	27	27	—%		81	81	—%
Unbilled Sales	136	(43)	416.3%		78	(161)	148.4%
Total Retail Sales	6,975	6,836	2.0%	(0.6%)	18,551	18,905	(1.9%)	(0.6%)
Wholesale and Other	160	128	25.0%		408	278	46.8%
Total Electric Sales — Duke Energy Ohio	7,135	6,964	2.5%		18,959	19,183	(1.2%)

Average Number of Customers
Residential	770,403	764,487	0.8%		770,910	765,550	0.7%
General Service	88,356	88,182	0.2%		88,253	88,219	—%
Industrial	2,456	2,483	(1.1%)		2,466	2,492	(1.0%)
Other Energy Sales	3,406	3,340	2.0%		3,392	3,334	1.7%
Total Retail Customers	864,621	858,492	0.7%		865,021	859,595	0.6%
Wholesale and Other	1	1	—%		1	1	—%
Total Average Number of Customers — Duke Energy Ohio	864,622	858,493	0.7%		865,022	859,596	0.6%

Sources of Electric Energy (GWh)
Generated — Net Output (c)
Coal	1,070	991	8.0%		2,768	1,810	52.9%
Oil and Natural Gas	101	44	129.5%		133	113	17.7%
Total Generation (d)	1,171	1,035	13.1%		2,901	1,923	50.9%
Purchased Power and Net Interchange (e)	6,233	6,584	(5.3%)		17,740	19,468	(8.9%)
Total Sources of Energy	7,404	7,619	(2.8%)		20,641	21,391	(3.5%)
Less: Line Loss and Other	269	655	(58.9%)		1,682	2,208	(23.8%)
Total GWh Sources	7,135	6,964	2.5%		18,959	19,183	(1.2%)

Owned MW Capacity (c)
Summer					1,076	1,076
Winter					1,164	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	29	(100.0%)		2,918	3,095	(5.7%)
Cooling Degree Days	1,026	910	12.7%		1,359	1,453	(6.5%)

Variance from Normal
Heating Degree Days	(100.0%)	(48.0%)			(4.7%)	0.5%
Cooling Degree Days	36.0%	20.4%			25.6%	33.6%

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2019

	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)	2019	2018	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal (b)
GWh Sales (a)
Residential	2,466	2,519	(2.1%)		7,110	7,473	(4.9%)
General Service	2,280	2,373	(3.9%)		6,238	6,398	(2.5%)
Industrial	2,700	2,798	(3.5%)		7,815	7,995	(2.3%)
Other Energy Sales	12	13	(7.7%)		38	39	(2.6%)
Unbilled Sales	117	(28)	517.9%		24	(164)	(114.6%)
Total Retail Sales	7,575	7,675	(1.3%)	(1.9%)	21,225	21,741	(2.4%)	(1.2%)
Wholesale and Other	1,136	1,439	(21.1%)		2,956	4,159	(28.9%)
Total Electric Sales — Duke Energy Indiana	8,711	9,114	(4.4%)		24,181	25,900	(6.6%)

Average Number of Customers
Residential	731,741	723,026	1.2%		732,408	722,446	1.4%
General Service	101,755	101,637	0.1%		101,632	101,485	0.1%
Industrial	2,686	2,720	(1.3%)		2,692	2,722	(1.1%)
Other Energy Sales	1,768	1,712	3.3%		1,751	1,704	2.8%
Total Retail Customers	837,950	829,095	1.1%		838,483	828,357	1.2%
Wholesale and Other	4	5	(20.0%)		4	5	(20.0%)
Total Average Number of Customers — Duke Energy Indiana	837,954	829,100	1.1%		838,487	828,362	1.2%

Sources of Electric Energy (GWh)
Generated — Net Output (c)
Coal	4,249	6,295	(32.5%)		13,994	18,069	(22.6%)
Hydro	52	41	26.8%		106	93	14.0%
Oil and Natural Gas	922	1,004	(8.2%)		2,075	3,191	(35.0%)
Renewable Energy	10	9	11.1%		23	23	—%
Total Generation (d)	5,233	7,349	(28.8%)		16,198	21,376	(24.2%)
Purchased Power and Net Interchange (e)	3,556	2,261	57.3%		8,875	5,976	48.5%
Total Sources of Energy	8,789	9,610	(8.5%)		25,073	27,352	(8.3%)
Less: Line Loss and Other	78	496	(84.3%)		892	1,452	(38.6%)
Total GWh Sources	8,711	9,114	(4.4%)		24,181	25,900	(6.6%)

Owned MW Capacity (c)
Summer					6,606	6,606
Winter					7,023	7,007

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	37	(100.0%)		3,358	3,415	(1.7%)
Cooling Degree Days	930	896	3.8%		1,224	1,457	(16.0%)

Variance from Normal
Heating Degree Days	(100.0%)	(43.5%)			1.2%	2.8%
Cooling Degree Days	24.6%	20.0%			13.3%	35.0%

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
September 2019

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	% Inc. (Dec.)	2019	2018	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms) (a)	121,378,484	135,403,188	(10.4%)	377,729,141	407,144,529	(7.2%)
Duke Energy Midwest LDC throughput (Mcf)	9,997,444	9,370,743	6.7%	62,278,623	62,111,858	0.3%

Average Number of Customers — Piedmont Natural Gas
Residential	971,955	955,615	1.7%	978,739	964,776	1.4%
Commercial	103,179	102,757	0.4%	104,046	103,711	0.3%
Industrial	974	963	1.1%	970	962	0.8%
Power Generation	16	17	(5.9%)	16	17	(5.9%)
Total Average Number of Gas Customers — Piedmont Natural Gas	1,076,124	1,059,352	1.6%	1,083,771	1,069,466	1.3%

Average Number of Customers — Duke Energy Midwest
Residential	485,307	481,520	0.8%	489,401	485,462	0.8%
General Service	41,291	41,094	0.5%	43,250	43,177	0.2%
Industrial	1,491	1,518	(1.8%)	1,574	1,584	(0.6%)
Other	136	136	—%	135	138	(2.2%)
Total Average Number of Gas Customers — Duke Energy Midwest	528,225	524,268	0.8%	534,360	530,361	0.8%

(a)
Piedmont has a margin decoupling mechanism in North Carolina and weather normalization mechanisms in South Carolina and Tennessee that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.

Commercial Renewables
Quarterly Highlights
September 2019

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	% Inc. (Dec.)	2019	2018	% Inc. (Dec.)
Renewable Plant Production, GWh	2,146	1,897	13.1%	6,528	6,548	(0.3)%
Net Proportional MW Capacity in Operation (a)	n/a	n/a		3,162	2,976	6.3%

(a)    Includes 100% tax equity project capacity.